Restricted Stock Unit Award Agreement Your restricted stock unit award is subject to all the terms and provisions of the Knowles Corporation 2016 Equity and Cash Incentive Plan ("Plan"), which terms and provisions are expressly incorporated into and made a part of the award as if set forth in full herein. A copy of the Plan can be found on the Merrill Lynch stock plan administration website. In addition, your award is subject to the following: 1. Restricted Stock Units are a bookkeeping entry on the books of Knowles Corporation. No shares of common stock, par value $0.01 per share (“Common Stock”), shall be issued to you in respect of the Restricted Stock Unit award until the restrictions have lapsed and applicable vesting conditions have been satisfied. Except as provided for in Appendix A attached hereto, in the event that your employment shall terminate prior to your vesting in the Restricted Stock Units, the Restricted Stock Units shall be forfeited. Within 30 days following the end of the Restriction Period set forth on the Award Statement, Knowles Corporation shall issue shares of Common Stock in your name equal to the number of Restricted Stock Units that have vested during the Restriction Period, less applicable tax withholding. 2. You shall vest in the Restricted Stock Unit Award, and all restrictions thereon shall lapse, per the dates on your Award Statement. You must be an active employee of Knowles Corporation or an eligible affiliate at the end of the Restriction Period and satisfy all applicable vesting conditions in order for your Restricted Stock Units to vest, with certain exceptions as provided in the Appendix A attached hereto and subject to Section 6.17 of the Plan. 3. During the Restriction Period, you shall not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to the Restricted Stock Units. 4. As a condition of receiving your Restricted Stock Unit award, you agree to be bound by the terms and conditions of the Knowles Corporation Insider Trading and Confidentiality Policy, Anti-hedging and Anti-pledging Policy, and any Clawback Policy to be adopted by Knowles Corporation, as such policies may be modified from time to time. The Anti-hedging and Anti-pledging Policy prohibits hedging or pledging any Knowles equity securities held by you or certain designees, whether such Knowles securities are, or have been, acquired under the Plan, another compensation plan sponsored by Knowles Corporation, or otherwise. Please review the Anti-hedging and Anti- pledging Policy to make sure that you are in compliance. You may obtain a copy of the current version of the Anti- hedging, Anti-pledging policy to be adopted by Knowles Corporation, on the Merrill Lynch stock plan administration website. 5. For Non-US Employees and employees who transfer employment outside of the United States during the term of the Restricted Stock Units, your Restricted Stock Unit award is subject to the conditions of the attached Addendum for Non-US Employees. 6. Your award is not transferable by you other than by will or the laws of descent and distribution and in accordance with the applicable terms and conditions of the Plan. 7. Knowles Corporation reserves the right to amend, modify, or terminate the Plan at any time in its discretion without notice. 8. You must accept this award by logging onto the Merrill Lynch stock plan administration website. Acceptance of this Award shall also constitute an acknowledgement and acceptance of the provisions included in the Plan, Addendum (if applicable) and Appendix A (including, without limitation, the non-compete provisions set forth therein).

Appendix A Restricted Stock Unit Termination Provisions Disability or Death: In the case of your termination due to Disability or death, any purely temporal restrictions remaining with respect to the Restricted Stock Units as of the date of such termination due to Disability or death, shall lapse and shall be settled within 30 days following the date of death or termination due to Disability; provided, however, if during the Restriction Period you satisfy the age and service requirements for Retirement, then the Restricted Stock Units shall be settled within 30 days following each applicable vesting date. Normal Retirement: If your employment with the Company is terminated as a result of Retirement, subject to compliance with the non-competition provisions set forth below, then the Restricted Stock Units shall continue to vest as if the Participant’s employment had not terminated until such time as the remaining temporal restrictions lapse, and the Restricted Stock Units shall be settled within 30 days following each applicable vesting date. Change in Control Termination of Employment. If your employment terminates in circumstances described under Section 6.9(a) of the Plan, then the Restricted Stock Units shall be settled within 30 days following such termination of employment; provided, however, if the Award is deemed “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the Change in Control is not a “change in control event” within the meaning of Section 409A of the Code and you satisfy the age and service requirements for Retirement, then the Restricted Stock Units shall be settled within 30 days following each applicable vesting date. Involuntary or Voluntary Termination of Employment. If a Participant’s employment with the Company voluntarily or involuntarily terminates for any reason during the Restricted Period other than as set forth above, the Restricted Stock Units shall be forfeited on the date of such termination of employment. Definitions:  “Disability” or “Disabled” shall mean your permanent and total Disability within the meaning of Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code. The determination of your Disability shall be made by the Committee in its sole discretion.  “Retirement” shall mean (i) the termination of your employment with the Company and its Affiliates if, at the time of such termination of employment, you have attained age sixty two (62) and completed five (5) years of service with the Company and its Affiliates or with Dover Corporation and its affiliates, and (ii) you comply with the non-competition restrictions set forth below. In the event that the stock or assets of a business unit of the Company or an Affiliate that employs you is sold, if you have attained age 62 and completed five (5) years of service with the Company and its Affiliates or with Dover Corporation and its affiliates and remain employed by such business unit in good standing through the date of such sale, you shall be treated as having terminated employment with the Company and its Affiliates due to Retirement on the date of such sale, provided that you comply with the non-compete restrictions set forth below. Non-Compete:  Non-Competition. The enhanced benefits of Retirement provided to you hereunder shall be subject to the provisions set forth herein. If you terminate due to Retirement, you shall be deemed to have expressly agreed not to engage, directly or indirectly in any capacity, in any business in

2 which the Company or any Affiliate at which you were employed at any time in the three (3) years immediately prior to termination of employment was engaged, as the case may be, in the geographic area in which the Company or such Affiliate actively carried on business at the end of your employment there, for the period remaining after your termination of employment until the end of the original Restricted Period set forth in the Award Statement.  Breach. In the event that you fail to comply with the non-compete provisions set forth herein, your shall forfeit the enhanced benefits realized upon a termination due to Retirement referred to above and shall return to the Company the economic value theretofore realized by reason of such benefits, as determined by the Committee. If the non-compete provisions of this Award shall be unenforceable, the Committee may rescind the benefits of Retirement set forth above. Section 409A: If the Company determines that the Award granted under this Plan constitutes “nonqualified deferred compensation” under Section 409A of the Code and you are a “specified employee” of the Company at the relevant date, as such term is defined in Section 409A(a)(2)(B)(i), then the Restricted Stock Units that are scheduled to be settled upon your “separation from service” will be delayed until the first day of the seventh month following your “separation from service” with the Company or its “affiliates” within the meaning of Section 409A (or following the date of participant’s death, if earlier). Subject to Local Law: For Non-U.S. employees and employees who transfer employment outside of the United States during the term of the Restricted Stock Units, this Appendix shall be subject to compliance with applicable local law.